UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 14, 2004

HEI, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:	(952) 443-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

     On December 14, 2004, HEI, Inc. issued a press release announcing that it would be unable to file its Annual Report on Form 10-K for the fiscal year ended August 31, 2004 by the extension deadline of December 14, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

     The following exhibit relating to Item 2.02 shall be deemed furnished and not filed as a part of this Current Report on Form 8-K.

Item No.	Description
99.1	Press Release entitled “ HEI, Inc. Delays Filing of 2004 Annual Report on Form 10-K,” issued by the Company on December 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: December 15, 2004	By:	/s/ Douglas J. Nesbit
Douglas J. Nesbit
Chief Financial Officer, Treasurer, Secretary (Duly Authorized Officer)

Exhibit Index

Item No.	Description
99.1	Press Release entitled “ HEI, Inc. Delays Filing of 2004 Annual Report on Form 10-K,” issued by the Company on December 14, 2004.